ONECAP

                      A Nevada Corporation

                           Exhibit 10l

  Advertising Agreement with the Las Vegas Chamber Of Commerce
                        Relocation Guide
                        Date May 22, 2000


Las Vegas Chamber of Commerce      Towery            The Towery Building
Relocation Guide                   Publishing        1835 Union Avenue
                                                     Memphis, TN 38104
                                                     (901) 251-7000
                                                     (901) 251-7001 Fax
Date:  5/22/00    ID#  Contract#   L0111  Invoice   For Office Use     CC
                                   91     Date:     Only
                                                    Date      Proofed
                                                    Entered   By
Please Print all                   Sent         (If different than
Information                        Invoice To:  Advertiser Information)
This insertion                     Name:
authorized by
Advertiser Information             Title:
                                   Firm:
                                   Addres
                                   s:
Contac Kristi Franzese             Cit               Sta     Zip:
t:                                 y:                te:
Title  Agent                       Phone: (    )             Fax (   )
Firm   OneCap Realty               If this is an ad agency,
                                   please provide IO#
Addres 1025 E. Twain Suite #3
s:
City: Las Vegas     State  NV   Zip  89109  Payment Terms And Conditions
Phone(702) 794-   Fax  (702)  794-          Commission granted on display
e    0554              3551                 advertising only
                                            Display Price:            $2495.00
                                            Premium                   $249.50
                                            Position-Plus
                                            10%
                                            Subtotal:
Display Advertising                         Other:                    249.50
Specifications                              Multi Ad
Deadline for    June 30,   Customers        Display Total:            2495.00
submitting art  2001       Initials

If art is not received by this     The following charges are not
deadline, we will produce ad       agency commissionable
comprising company name, address
and phone number to be inserted in
contracted space.  See terms and
conditions on reverse side of
Contract
                                   Ad Composition
Ad     FP      Cover#              Color
Size                               Separations
v      Horizo  v  Four   Art       Disk Conversion
New    ntal    Color     Attached
Renew  Vertic  Two       v Art to  Other
al     al      Color     Follow
       v       Black &   Art on    Total                           $2495.
       Square  White     File                                      00
                                   Total Paid-Check
                                   #
Art Description and Other Special  Balance Due                     $2495.
Instructions                                                       00
FP 4 Color L01
                                   By my signature below I agree to all
                                   the terms and conditions of this
                                   contract including those on the
                                   reverse side of this document and the
                                   attached "Mechanical Requirements."
                                   I further warrant that I have full
                                   authority to contract for the goods
                                   and services represented herein.

Premium 2 Introduction             Name              /s/  Kristi Franzese
                                                     Please Print
                                   Title:                Agent   Date
                                                                 5/22/00
                                   Signature         /s/ Kristi Franzese
                                   Organization:     OneCap Realty
Send 100 Books for distribution    By:               /s/ Chris Jones



/s/ Can start to pay on this won't bill until April 2001

Las   Vegas  Chamber  of  Commerce      Towery        The Towery Building
Relocation Guide                      Publishing        1835 Union Avenue
                                                        Memphis, TN 38104
                                                           (901) 251-7000
                                                       (901) 251-7001 Fax
Date:  5/15/00    ID#  Contract#   L1111  Invoice     For Office Use   CC
                                   91     Date:            Only
                                                    Date      Proofed
                                                    Entered   By
   Please Print all                Sent         (If different than
     Information                   Invoice To:  Advertiser Information)
This    insertion                  Name:
authorized by
      Advertiser Information       Title:
                                   Firm:
                                   Addres
                                   s:
Contac Kristi Franzese             Cit               Sta     Zip:
t:                                 y:                te:
Title  Agent                       Phone: (    )             Fax (   )
Firm   OneCap Realty               If this is an ad agency,
                                   please provide IO#
Addres 1025 E. Twain Suite #3
s:
Cit Las Vegas     Sta  NV   Zi  8910     Payment Terms And Conditions
y:                te        p   9
Phon (702)  794-  Fax  (702)  794-     Commission granted on display
e    0554              3551                   advertising only
                                   Display Price:             $2495.00
                                   Premium                     $249.50
                                   Position-Plus
                                   10%
                                   Subtotal:
  Display Advertising              Other:    1                  249.50
     Specifications
Deadline for    Jan 30,    Custome Display Total:    2744.50   2495.00
submitting art  2001       rs
                           Initial
                           s
If  art  is not received  by  this    The following charges are not
deadline,   we  will  produce   ad        agency commissionable
comprising  company name,  address
and phone number to be inserted in
contracted space.  See  terms  and
conditions  on  reverse  side   of
Contract
                                   Ad Composition
Ad     FP      Cover#              Color
Size                               Separations
v      Horizo  v    Four Art       Disk Conversion
New    ntal    Color     Attached
Renew  Vertic  Two       v  Art to Other
al     al      Color     Follow
       v       Black   & Art    on Total             /s/  2495.00  $2495.
       Square  White     File                        or            00
                                   Total Paid-Check
                                   #
Art  Description and Other Special Balance Due       /s/ 2495.00   $2495.
Instructions                                         or            00
FP 4 Color L11
                                   By my signature below I agree to all
                                   the terms and conditions of this
                                   contract including those on the
                                   reverse side of this document and the
                                   attached "Mechanical Requirements."
                                   I further warrant that I have full
                                   authority to contract for the goods
                                   and services represented herein.
Premium 1 Introduction             Name              /s/  Kristi Franzese
                                                     Please Print
                                   Title:                Agent   Date
                                                                 5/22/00
                                   Signature         /s/ Kristi Franzese
                                   Organization:     OneCap Realty
Send 100 Books for distribution    By:               /s/ Chris Jones